Neuberger Berman Income Funds®

Supplement to the Summary Prospectuses and Prospectuses, dated January 29, 2014, and the Statement of Additional Information, dated January 29, 2014 (as amended March 5, 2014), for Institutional Class, Class A, Class C, and Class R6 shares of Neuberger Berman Unconstrained Bond Fund

Supplement to the Summary Prospectuses and Prospectuses, dated February 28, 2014, and the Statement of Additional Information, dated February 28, 2014 (as amended April 1, 2014 for all Funds and April 17, 2014 for Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund and Neuberger Berman Short Duration High Income Fund), for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3, and Class R6 shares, as applicable, of Neuberger Berman Core Bond Fund, Neuberger Berman Emerging Markets Debt Fund (formerly Neuberger Berman Emerging Markets Income Fund), Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Short Duration Bond Fund, and Neuberger Berman Short Duration High Income Fund (collectively with Neuberger Berman Unconstrained Bond Fund, the "Funds")

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Change in Investment Policy (all Funds)

At a meeting held on December 17-18, 2014, the Board of Trustees of Neuberger Berman Income Funds approved revisions to each Fund's 80% investment policy relating to investments suggested by that Fund's name ("80% policy").

Effective February 28, 2015, each Fund's 80% policy as stated in its Summary Prospectuses, Prospectuses and Statement of Additional Information is revised as stated below. Each Fund's revised 80% policy supplements and supersedes any information to the contrary in its Summary Prospectuses, Prospectuses and Statement of Additional Information.

Neuberger Berman Core Bond Fund and Neuberger Berman Short Duration Bond Fund:

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds and other debt securities and other investment companies that provide investment exposure to such debt securities.

Neuberger Berman Emerging Markets Debt Fund:

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt and other instruments of issuers that are tied economically to emerging market countries and other investments that provide investment exposure to such debt instruments.

Neuberger Berman Floating Rate Income Fund:

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating rate securities (including loans) and other investment companies that provide investment exposure to such floating rate securities.

Neuberger Berman High Income Bond Fund:

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high-yield bonds (generally defined as those debt securities that, at the time of investment, are rated in the lowest investment grade category (BBB by Standard & Poor's, Baa by Moody's Investors Service, or comparably rated by at least one independent credit rating agency) or lower or, if unrated, deemed by the portfolio managers to be of comparable quality) and other investment companies that provide investment exposure to such bonds.

Neuberger Berman Short Duration High Income Fund:

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high-yield securities (generally defined as those debt securities and loans that, at the time of investment, are rated below the lowest investment grade category (BBB- by Standard & Poor's, Baa3 by Moody's Investors Service, or comparably rated by at least one independent credit rating agency) or, if unrated, deemed by the portfolio managers to be of comparable quality) and other investment companies that provide investment exposure to such securities.

Neuberger Berman Unconstrained Bond Fund:

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds and other debt securities and other investments that provide investment exposure to such debt securities.

Additional Changes (Neuberger Berman High Income Bond Fund and Neuberger Berman Short Duration High Income Fund)

Effective as of the date of this supplement, the following sentence supplements the first paragraph of the sub-section titled "Swap Agreements" in the section titled "Investment Information – Additional Investment Information - Futures Contracts, Options on Futures Contracts, Options on Securities and Indices, Forward Currency Contracts, Options on Foreign Currencies, and Swap Agreements (collectively, "Financial Instruments")"contained in the Funds' Statement of Additional Information and supplements and supersedes any information to the contrary in the Statement of Additional Information:
Neuberger Berman High Income Bond Fund and Neuberger Berman Short Duration High Income Fund may also enter into total return swaps and credit default swaps.
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The date of this supplement is December 18, 2014.

Please retain this supplement for future reference.

NEUBERGER BERMAN Neuberger Berman Management LLC 605 Third Avenue 2nd Floor New York, NY 10158-0180 Shareholder services: 800-877-9700 Institutional Services: 800-366-6264 Website: www.nb.com